UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2011
CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, NJ	07922

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 517-7330
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
Effective April 19, 2011, Ernst & Young LLP (UK) (“E&Y UK”) resigned as the independent registered public accounting firm that audits the financial statements of Cyclacel Pharmaceuticals, Inc. (the “Company”), which resignation was accepted by the Company’s Board of Directors (the “Board”) as of the same date.
At the recommendation of the Audit Committee of the Board, effective April 19, 2011, the Board engaged Ernst & Young LLP (US) (“E&Y US”), as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2011, such engagement to be ratified by the Company’s stockholders at the Company’s annual meeting of stockholders.
E&Y UK’s audit reports on the Company’s financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Report, there were no disagreements with E&Y UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y UK, would have caused it to make reference to the subject matter thereof in connection with its report.
During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Report, none of the events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred, except that, as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Annual Report on Form 10-K/A for the year ended December 31, 2009, E&Y UK advised the Company that it did not have an effectively-designed control in operation over the accounting for, presentation of and disclosure of cumulative preferred stock dividends to prevent or detect on a timely basis material misstatements in the computation of net loss per share and the financial statement presentation of preferred stock dividends.
During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Report, neither the Company nor anyone acting on its behalf consulted E&Y US regarding (a) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements or (b) any (i) matter that was the subject of a disagreement with E&Y UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y UK, would have caused it to make reference to the subject matter thereof in connection with its report or (ii) events described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
The Company has provided E&Y UK with a copy of this Report prior to the filing hereof and has requested that E&Y UK furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether E&Y UK agrees with the statements made by the Company in this Report. E&Y UK has furnished such letter, which letter is filed as Exhibit 99.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 21, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.
By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President—Finance, Chief Financial Officer and Chief Operating Officer

Date: April 21, 2011